Investor Contacts: Jim McLemore, CFA President & CEO 337.237.8343 Lorraine Miller, CFA EVP & CFO 337.593.3143

MidSouth Bancorp, Inc. Announces Agreements
with Significant Shareholders and Update to Board of Directors

LAFAYETTE, LA., October 30, 2018/BUSINESS WIRE/ -- MidSouth Bancorp, Inc. (“MidSouth”) (NYSE:MSL) today announced it has reached agreements with Basswood Capital Management (“Basswood”), its largest shareholder, and Jacobs Asset Management, LLC (“JAM”), its third largest shareholder. Under the terms of the agreements, MidSouth has granted both Basswood and JAM the right to have one non-voting observer attend MidSouth’s board of director meetings for a minimum of two years, provided that Basswood and JAM may choose to terminate the Agreements any time after nine months. Under the Agreements, Basswood and JAM are subject to certain agreements for the duration of the observer status, including, among other things, prohibitions on making shareholder proposals, soliciting proxies, proposing nominees for election to the Board or proposing business combination transactions involving the Company.

MidSouth Chairman Jake Delhomme remarked, “We are pleased to have reached these agreements and MidSouth’s board and management are committed to work constructively with our stakeholders to build franchise value through the execution of our strategic plan to reduce risk and to become a more efficient and focused commercial bank.”

In addition, MidSouth announced it will be requesting approval from the appropriate regulatory authorities for Ryan C. Medo and John A. Heffern to join its Board of Directors.

Mr. Medo (42), is the founder of RTO I, LLC, a real estate investment and management company based in Birmingham, Alabama, and has also served as its Managing Member since 2015. Mr. Medo was introduced to MidSouth by JAM. Mr. Medo was an investment banker with Sterne Agee from 1999 to 2015 and served on the Board of Directors of Sterne Agee until their sale to Stifel Nicolaus & Co in 2015. Mr. Medo was also an organizer of CommerceOne Bank, Inc., a Birmingham, Alabama based community bank, which commenced operations in June 2018. Mr. Medo has a Bachelor’s degree in Finance from the University of Alabama and a Master’s Degree in Business Administration from University of New Orleans.

Mr. Heffern (57), is the founder of KCA/Princeton Advisors, LLC, a private fund manager focused on the U.S. financial services sector based in Princeton, New Jersey, and has served as its Principal since January 2017. Prior to founding KCA, Mr. Heffern was a Managing Partner/Senior Portfolio Manager at Chartwell Investment Partners from 2005 through 2016 and managed the firm’s growth investing strategies for institutional separate account clients and as subadvisor to leading mutual fund companies with multi-manager strategies in the areas of domestic small cap growth and mid cap growth equities. From 1997 to 2005, he served as a Senior Vice President and Senior Portfolio Manager with the growth investing group at Delaware Investment Advisers, and was a founder of the Delaware American Services Fund, a mutual fund specializing in banking and non-banking financial companies as well as non-financial service companies. From 1994 to 1997, he served as a Senior Vice President/Senior Equity Analyst at NatWest Securities Limited, Research Division, covering banks and specialty financial services companies. From 1988 to 1994, Mr. Heffern was a Principal and Senior Equity Analyst at Alex. Brown & Sons, Inc, Research Division, where he specialized in US banks and thrifts. He holds an M.B.A. in Finance and a BA in Economics from the University of North Carolina at Chapel Hill. Mr. Heffern has also served as a member of the Board of Directors of First BanCorp (NYSE: FBP), the bank holding company for FirstBank Puerto Rico headquartered in San Juan, Puerto Rico since October 2017.

MidSouth’s previously announced request for regulatory approval for William “Bill” F. Grant III to join its Board is still pending.

Jim McLemore, President and CEO of MidSouth commented, “We are very pleased to be able to enhance the caliber of our board of directors with the addition of Bill, John and Ryan who each have significant governance and financial expertise in the community bank arena. Their experience and insights will greatly help us successfully implement our transformation strategy and drive shareholder value.”

About MidSouth Bancorp, Inc.

MidSouth Bancorp, Inc. is a bank holding company headquartered in Lafayette, Louisiana, with total assets of $1.8 billion as of September 30, 2018. MidSouth Bancorp, Inc. trades on the NYSE under the symbol “MSL.” Through its wholly owned subsidiary, MidSouth Bank, N.A., MidSouth offers a full range of banking services to commercial and retail customers in Louisiana and Texas. MidSouth Bank currently has 42 locations in Louisiana and Texas and is connected to a worldwide ATM network that provides customers with access to more than 55,000 surcharge-free ATMs. Additional corporate information is available at MidSouthBank.com.

Forward-Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, statements regarding expected outcomes of regulatory requests and future financial results. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “could,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” and similar expressions are typically used to identify forward-looking statements.

These statements are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties and may be affected by various factors that may cause actual results, developments and business decisions to differ materially from those in the forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions in the markets we serve, including, without limitation, changes related to the oil and gas industries that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; increases in competitive pressure in the banking and financial services industries; increased competition for deposits and loans which could affect compositions, rates and terms; changes in the levels of prepayments received on loans and investment securities that adversely affect the yield and value of the earning assets; our ability to successfully implement and manage our strategic initiatives; costs and expenses associated with our strategic initiatives and possible changes in the size and components of the expected costs and charges associated with our strategic initiatives; our ability to realize the anticipated benefits and cost savings from our strategic initiatives within the anticipated time frame, if at all; the ability of the Company to comply with the terms of the formal agreement and the consent order with the Office of the Comptroller of the Currency; risk of noncompliance with and further enforcement actions regarding the Bank Secrecy Act and other anti-money laundering statues and regulations; credit losses due to loan concentration, particularly our energy lending and commercial real estate portfolios; a deviation in actual experience from the underlying assumptions used to determine and establish our allowance for loan losses (“ALLL”), which could result in greater than expected loan losses; the adequacy of the level of our ALLL and the amount of loan loss provisions required in future periods including the impact of implementation of the new CECL (current expected credit loss) methodology; future examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, impose conditions on our operations or require us to increase our allowance for loan losses or write-down assets; changes in the availability of funds resulting from reduced liquidity or increased costs; the timing and impact of future acquisitions or divestitures, the success or failure of integrating acquired operations, and the ability to capitalize on growth opportunities upon entering new markets; the ability to acquire, operate, and maintain effective and efficient operating systems; increased asset levels and changes in the composition of assets that would impact capital levels and regulatory capital ratios; loss of critical personnel and the challenge of hiring qualified personnel at reasonable compensation levels; legislative and regulatory changes, including the impact of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and other changes in banking, securities and tax laws and regulations and their application by our regulators, changes in the scope and cost of FDIC insurance and other coverage; regulations and restrictions resulting from our participation in government-sponsored programs such as the U.S. Treasury’s Small Business Lending Fund, including potential retroactive changes in such programs; changes in accounting principles, policies, and guidelines applicable to financial holding companies and banking; increases in cybersecurity risk, including potential business disruptions or financial losses; acts of war, terrorism, cyber intrusion, weather, or other catastrophic events beyond our control; and other factors discussed under the heading “Risk Factors” in MidSouth’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 16, 2018 and in its other filings with the SEC.

MidSouth does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.